STRATEGIC PARTNERS MUTUAL FUNDS, INC.

Supplement dated August 17, 2005 to the Prospectus dated
August 5, 2005


This supplement sets forth changes to the Strategic
Partners Mutual Funds, Inc. (the "Company") Prospectus dated August 5, 2005.


The following language replaces the second full paragraph on page 18 of the Prospectus:


Note:  Subject to Shareholder approval, the Strategic
Partners Bond Fund is expected to merge into Strategic
Partners Total Return Bond Fund (a series of Strategic
Partners Style Specific Funds) on or about August 19,
2005.  See "Management of the Funds - Proposed
Reorganizations," herein for additional information.








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